Apollo Medical Holdings October 2022 Powered by Technology. Built by Doctors. For Patients.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, and subsequent Quarterly Reports on Form 10-Q. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise. Forward-looking statements 2

Key acronyms 3 ◦ ACO: Accountable Care Organization ◦ ACO REACH: Accountable Care Organization Realizing Equity, Access, and Community Health ◦ AIPBP: All-Inclusive Population-Based Payments ◦ APC: Allied Physicians of California IPA ◦ CMMI: Centers for Medicare and Medicaid Innovation Center ◦ CMS: Centers for Medicare & Medicaid Services ◦ DC: Direct Contracting ◦ DCE: Direct Contracting Entity ◦ DME: Durable Medical Equipment ◦ Health Plan / Payers: Health Insurance Companies ◦ HMO: Health Maintenance Organization ◦ IPA: Independent Practice Association ◦ NCI: Non-Controlling Interest ◦ NMM: Network Medical Management, Inc. ◦ MSA: Master Service Agreement ◦ MSO: Management Services Organization ◦ NGACO: Next Generation Accountable Care Organization ◦ PCP: Primary Care Physician ◦ PMPM: Per Member Per Month ◦ SNF: Skilled Nursing Facility ◦ VIE: Variable Interest Entity

ApolloMed investment highlights 4 1. 2. 3. 5. 6. 4. Proven model for 25+ years with demonstrable clinical outcomes across all populations • MA, Managed Medicaid, Commercial, ACA Exchange, Medicare FFS, etc. Industry-leading unit economics – growing revenue at 38% YoY(1) profitably while maintaining positive EBITDA margins Focus on aligning with and helping independent providers win • Help them achieve the same scale and outcomes as an integrated delivery system • Unlocks differentiated independent provider market Proprietary technology platform with data moat, custom built for providers Multiple drivers for growth with a scalable and repeatable playbook led by differentiated leadership team Large and growing TAM with significant whitespace ahead across market segments (see slide 10) (1) ApolloMed YE2021 to mid-point of YE2022E revenue growth

66%(1) Fewer hospital admits per 1,000 vs. benchmark $955M(3) TTM revenue $186M(2,3) TTM adj. EBITDA 10-15% Long-term EBITDA margin ApolloMed at-a-glance 5 71%(1) Fewer ER visits per 1,000 vs. benchmark 9,800+ Contracted physicians     1.2M+ Managed lives 20+ Payer partners Apollo Medical Holdings (“ApolloMed”) is a leading physician-centric, technology- powered, risk-bearing healthcare company Our end-to-end technology solutions enable providers to succeed in value-based care arrangements where they “quarterback” patient care to deliver better outcomes We manage over 1.2M lives through a network of 14 IPAs and 9,800+ contracted physicians, working with 20+ payer partners We have a 25+ year track record of profitable growth in our core geographic areas and a comprehensive strategy to grow nationally Source: CMS, Chronic Conditions Data Warehouse (CCW), competitors’ IR, and internal figures. Internal figures for capitated MA patients Note: Information as of 12/31/2021 unless otherwise noted; competitor and national information provided is 2019 data unless otherwise noted (1) Internal Medicare patient data from consolidated IPAs from Jan 2021 – Sept 2021; (2) See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information; (3) TTM as of 6/30/2022

A growing national footprint addressing the needs of a diverse set of patients 6 Served by ApolloMed IPAs and medical groups Served by ApolloMed’s APA ACO Planned expansion Geographic Footprint Revenue Breakdown by Member Population 1H 2022 (% of Total Revenue) 52%27% 16% 5% Medicare Medicaid Commercial Other Third Parties

ApolloMed is a scaled player with a proven and profitable model 7 Business Model(1) Affiliate- provider model Affiliate- provider model Affiliate- provider model Staff / Clinic Model Affiliate- provider model Staff / Clinic Model Staff / Clinic Model Members Served 1.2M 856k(2) 352k(3) 282k(4) 67k(5) 134k(6) 790k(7) Serves All Patient Types(1, 8) P P O P O O O Market Capitalization(9) $2.1B $5.1B $8.7B $2.9B $1.2B $6.0B $3.4B 2022E Revenue(10) $1,055M - $1,085M(11) $1,262.5M(2) $2,625M(3) $2,875M(4) $975M(5) $2,135M(6) N/A(7) 2022E Adj. EBITDA(10) $136M - $166M(12) $58.5M(2) $5M(3) $200M(4) ($85.5M)(5) ($307.5M)(6) N/A(7) (1) Based on recent company filings or investor presentations; (2) Privia Health Q2 2022 Earnings Release (Aug 2022); (3) agilon health Q2 2022 Earnings Release (Aug 2022); (4) Cano Health Q2 2022 Earnings Release (Aug 2022); (5) P3 Health Partners Preliminary Q4-YE 2021 Press Release (March 2022); (6) Oak Street Health Q2 2022 Earnings Release (Aug 2022); (7) One Medical Q2 2022 Earnings Release (Aug 2022); (8) Patient types include Medicare (incl. Medicare Advantage), Medicaid, and Commercial members; (9) Diluted shares outstanding as of Q2 2022 10-Qs, stock prices as of 8/23/22; (10) Peer 2022E Revenue and Adj. EBITDA based on midpoint of Company provided guidance; (11) ApolloMed 2022E Revenue as reported its Q2 2022 earnings release; (12) Please refer to the “2022 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information

Industry overview

The U.S. healthcare landscape is rapidly moving towards value-based care… 9 Fee-for-service Value-based care Lack of incentives to improve chronic health conditions Driving a trend of rapidly increasing medical costs Rising patient dissatisfaction with provider relationship and quality of care Providers incentivized to improve general health of patients Compensation models in place to lower the overall cost of care Patients with better access and better care experience CMS, COVID-19, payer contracting, and focus on quality while lowering total cost are driving shift in healthcare Value-based careFee-for-service

… Leading to a significant and growing market opportunity 10 Source: CMS and HCP-LAN (2021) $920B+ $700B+ $340B+ Managed Medicare Commercial Medicaid Total TAM~$2T

Reporting Contracting Claims Data Aggregation BillingCoding Hospitals Clinics Referrals Provider Group Authorization ClearinghouseIT Credentials PR Quality ? ? ? ? Labs Many More Payers Diagnostics However, the current healthcare system makes it very difficult to succeed

Platform overview

ApolloMed acts as a “single payer” by taking on risk-based contracts, connecting health ecosystem participants, and holistically supporting the care process 13 Capitated Payments Utilization & Care Management Claims Processing Ops Automation Point of Care Support Analytics & Reporting Contracting Clinical Programs Quality Programs Population Health Data Aggregation Revenue Cycle Payer Tools Reimbursement, Capitation, Shared Savings >9,800 providers Hospitals LabsUrgent Care Clinics Diagnostics 20+ total payers 14 IPAs Multiple population types

The ApolloMed ecosystem, powered by proprietary technology, connects patients, providers, and payers 14 Provider Point of Care Application EHR(1) Data Patient Care Management ApolloMed Care Team CM/DM, PAC, SDoH, etc.(3) Communications Patient Management / RPM / Real-Time Clinical AI Care Mgmt / Workflow Tools Eligibility & Benefits Claims Adjudication Prior Authorization ApolloMed Payer Tools Other Clinical InputsClinic Setting 100% automated 70% automated 90% automated Technological expertise Operational excellence Clinical experience + = ApolloMed Engine & Data Lake (1) EHR: Electronic Health Record; (2) Admission, Discharge, and Transfer; (3) CM: Care Management, DM: Data Management, PAC: Post Acute Care, SDoH: Social Determinants of Health Care Plans Transition of Care Preventive Care Alerts & Analytics RPM Notes ADT(2) Alerts Diagnostics Lab Results Survey Results

ApolloMed Care Team Our proprietary point-of-care application is EHR-agnostic, enabling seamless transitions through our ecosystem and best-in-class care 15 Provider Point of Care Application Data Patient Care Management Clinic Setting CM/DM, PAC, SDoH, etc.(3) Communications Care Mgmt / Workflow Tools Other Clinical Inputs Overview  ApolloMed providers use our point of care software before, during, and after patient encounters  The software is EHR-agnostic and contains analytics for chronic conditions, quality measures, and other care information  Providers can also use the software to check patients’ eligibility and benefits, request referrals or authorizations, and submit claims Eligibility & Benefits Claims Adjudication Prior Authorization 100% automated 70% automated 90% automated ApolloMed Payer Tools ApolloMed Engine & Data Lake EHR(1) Care Plans Transition of Care Preventive Care Alerts & Analytics RPM Notes ADT(2) Alerts Diagnostics Lab Results Survey Results Patient Management / RPM / Real-Time Clinical AI (1) EHR: Electronic Health Record; (2) Admission, Discharge, and Transfer; (3) CM: Care Management, DM: Data Management, PAC: Post Acute Care, SDoH: Social Determinants of Health

ApolloMed Care Team Automated payer tools reduce administrative burden for physicians and create operational efficiencies 16 Provider Point of Care Application EHR(1) Data Patient Care Management CM/DM, PAC, SDoH, etc.(3) Communications Care Mgmt / Workflow Tools Preventive Care Alerts & Analytics Other Clinical InputsClinic Setting Overview  To date, we have auto- approved more than 1M prior authorization requests and auto-adjudicated more than 9M claims, which would cost ~$16M in labor at market rates  Automated prior authorization allows patients to get access to care more quickly and more easily, and allows our UM team to focus on more complex cases  Automated claims processing helps our providers be paid more quickly and more accurately Eligibility & Benefits Claims Adjudication Prior Authorization ApolloMed Payer Tools 100% automated 70% automated 90% automated ApolloMed Engine & Data Lake Care Plans Transition of Care RPM Notes ADT(2) Alerts Diagnostics Lab Results Survey Results Patient Management / RPM / Real-Time Clinical AI (1) EHR: Electronic Health Record; (2) Admission, Discharge, and Transfer; (3) CM: Care Management, DM: Data Management, PAC: Post Acute Care, SDoH: Social Determinants of Health

ApolloMed Care Team Our backend engine and data lake power our provider solutions, allowing for workflow automation and data ingestion from dozens of sources 17 Provider Point of Care Application Data Patient Care Management Communications Care Mgmt / Workflow Tools ApolloMed Engine & Data LakePreventive Care Alerts & Analytics Other Clinical InputsClinic Setting CM/DM, PAC, SDoH, etc.(3) Overview  Our backend engines ingest data from our proprietary applications, all major EHRs, 20+ different payers, our care teams, and clinical partners  From there, the data can be accessed for reports and population health analytics, which are fed back into our apps  We also proactively generate data-driven preventive alerts for care teams to act on Eligibility & Benefits Claims Adjudication Prior Authorization 100% automated 70% automated 90% automated ApolloMed Payer Tools EHR(1) Care Plans Transition of Care RPM Notes ADT(2) Alerts Diagnostics Lab Results Survey Results Patient Management / RPM / Real-Time Clinical AI (1) EHR: Electronic Health Record; (2) Admission, Discharge, and Transfer; (3) CM: Care Management, DM: Data Management, PAC: Post Acute Care, SDoH: Social Determinants of Health

Our care teams act on the uncovered insights, enabling patients to receive seamless and complete care throughout their healthcare journey 18 Provider Point of Care Application Data Patient Care Management ApolloMed Care Team CM/DM, PAC, SDoH, etc.(3) Communications Care Mgmt / Workflow Tools ApolloMed Engine & Data LakePreventive Care Alerts & Analytics Other Clinical InputsClinic Setting Overview  ApolloMed’s care teams include inpatient & ambulatory care mgmt. teams, nurses, social workers, and translators. Empowered with workflow tools that surface insights from our data engines, our teams create care plans, ensure smooth transitions, help manage chronic disease, and close gaps in preventive care  RPM and real-time clinical AI utilizing advanced risk- stratification allow ApolloMed providers to receive an additional layer of actionable insights and continue delivering high-quality care to their patients, tailored to their membership populations Eligibility & Benefits Claims Adjudication Prior Authorization 100% automated 70% automated 90% automated ApolloMed Payer Tools EHR(1) Care Plans Transition of Care RPM Notes ADT(2) Alerts Diagnostics Lab Results Survey Results Patient Management / RPM / Real-Time Clinical AI (1) EHR: Electronic Health Record; (2) Admission, Discharge, and Transfer; (3) CM: Care Management, DM: Data Management, PAC: Post Acute Care, SDoH: Social Determinants of Health

ApolloMed’s large provider network and proprietary tech platform drive a virtuous cycle, powering growth and improving patient outcomes 19 Better outcomes increase value-based incentive payouts and decrease utilization Machine learning models improve with more data Providers succeed in value-based arrangements with ApolloMed Providers drive member growth

Our value-based care platform aligns incentives and benefits for all stakeholders 20 • 300,000+ member outreach calls and surveys completed since 2019 to improve engagement and patient experience • 35,000+ patient visits to wellness center classes and/or seminars since 2018 • 99% of seniors would recommend the wellness center to a friend(6) Communities Patients • New members from partnering with aligned physician groups • Aligned incentives lead to predictable margins and upside via savings • 20+ contracted payers • Average 15-year tenure with key payers • <16% total net revenue from any one payer(5) Payers • Over $50 million paid to providers in value-based bonuses • 86% of providers in newly acquired IPA use the ApolloMed point-of-care app within 1 year of acquisition(1) • >95% provider retention(2) Providers “I deeply appreciate your great health coaches… been living with diabetes for 20 years… My blood sugar level was ~240 two months ago…has dropped to 88- 150. Thank you so much!” – Medicare Patient 71% fewer ER visits(3) 71% fewer bed days in hospital(3) 97% overall satisfaction(4) (1) Active providers in AlphaCare; (2) Retention rate of active providers in core IPAs under retirement age (65); (3) Compared to 2019 CMS Medicare benchmarks; (4) For members surveyed in 2021, n=8191; (5) For Q1- Q4 2021; (6) Of members surveyed since 2020

Clinical and financial outcomes

Provider groups consistently demonstrate improvement in patient engagement after joining ApolloMed 22 45% 70% 76% 2018 2019 2020 A n n u a l W e ll n e ss V is it R a te IPA 1 IPA 2 IPA 3 IPA 4 20% 41% 48% 2018 2019 2020 2% 8% 74% 2018 2019 2020 0% 34% 52% 2019 2020 2021 We have been able to significantly improve our annual wellness visit (AWV) completion across diverse IPAs through our tech-enabled ecosystem that enables our care team to proactively engage our patients through the most effective medium Average National AWV Rate (24%)(1) (1) The American Journal of Accountable Care, September 2021

532 597 505 498 174 174 IPA 1 IPA 2 As we expand geographically, culturally competent care has helped us deliver clinical improvements among diverse Medicare and Medicaid populations 23 ER visits / 1K Medicare Advantage patients ER visits / 1K Managed Medicaid patients 423 453 266 380 210 210 IPA 1 IPA 2 42% 24% 17% 16% 1% IPA 1 71% 6% 7% 16% IPA 2 IPA 1 Members by Ethnicity IPA 2 Members by Ethnicity Year 1 Year 2 ApolloMed Mature IPA Hispanic / Latino AAPI(1) Black / African American White Other 5% fewer 17% fewer 37% fewer 16% fewer Source: Internal data and analysis (1) AAPI includes Amerasian, Asian Indian, Asian / Pacific Islander, Cambodian, Chinese, Filipino, Hawaiian, Japanese, Korean, Laotian, Samoan, and Vietnamese

Overall, ApolloMed IPAs show superior clinical outcomes 24 National RAF(2) Avg. 1.00 ApolloMed RAF(2) ’18-’21 0.90-1.05 Medicare Advantage inpatient statistics comparison Hospital admits per 1,000 ER visits per 1,000 Average length of stay(1) Inpatient bed days per 1,000(1) Readmission rate(1) 274 197 93 Benchmark Competitor 66% fewer 500 465 143 Benchmark Competitor 71% fewer 5.8 5.0 Benchmark 14% shorter 1,594 462 Benchmark 71% fewer 17% 12% Benchmark 29% lower Source: CMS, Chronic Conditions Data Warehouse (CCW), AHRQ, competitors’ IR, and internal figures for capitated MA patients from Jan 2021 – Sept 2021; competitor and national information provided is 2019 data unless otherwise noted (1) Competitor did not provide metrics for average length of stay, inpatient bed days per 1,000, or readmission rates (2) Risk Adjustment Factor score

ApolloMed’s model and platform work for both managed care and FFS populations, helping move FFS care into a value-based care framework 25 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Medicare FFS ER Expense per 1,000 Patients 47% lower 13% 13% 12%(2) 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 2019 2020 2021 Medicare FFS Readmit Rate Average National Readmit Rate(1) (17%) (1) Agency for Health Research and Quality, 2021; (2) 2021 Medicare FFS Readmit Rate from 1Q21-3Q21 ER spend down 47% in two years 29% lower than the nationwide average for Medicare patients

Our ACO has demonstrated sustainable success, proving our ability to deliver savings and quality in value-based agreements 26 ApolloMed’s ACO consistently among top analogous ACOs in country: 2020 gross savings $ 2019 gross savings $ Gross savings(1), 2017-2020 *Median gross savings for ACOs which participated in analogous program during 2017-2020 104 17 0 20 40 60 80 100 120 ApolloMed ACO Median ACO* ($M) #1 #4 Source: CMS, Kaiser Family Foundation, US Census, Internal data and analysis (1) Gross savings defined as total benchmark expenditures less total aligned beneficiary expenditures DCE represents a $450B+ opportunity DCE Opportunity ApolloMed is uniquely positioned to excel in DC / ACO REACH given its past CMMI program performance Please refer to GPDC Model Participant Summary for list of DCE participants

Growth strategy

ApolloMed has a proven model built over 25+ years 28 Leading tech platform and time-tested playbook tried and true in a large and diverse market Existing national presence with a comprehensive strategy to deploy playbook in new markets  Over 1.2 million members managed  Members in Medicare Advantage, Medicaid, Commercial, Medicare FFS, ACO, ACA, and more Proven model for new markets and products Long-standing relationships with 20+ national payers and strong care management reputation Served by ApolloMed IPAs and medical groups Served by ApolloMed’s APA ACO Planned expansion Track record of expanding access to care  Manage 10+ urgent care centers, outpatient surgery centers, diagnostic labs, and staffed specialty clinics

For our existing membership base, we consistently create additional value as we grow by scaling revenue and driving down costs… 29 Increased capitation due to contracting and provider network Better specialty network cost management Additional service lines Reduced outsourced MSO fees Improved quality of care bonus realization Total improvement potential Shared with physicians Net savings to ApolloMed Illustration of potential value creation for IPA(1) on ApolloMed platform Baseline (1) IPA: Independent Practice/Physician Association

… And are at an inflection point with multiple long-term growth levers 30 Multiple drivers of long-term growth of ~30-45% YoY +15% YoY membership growth in Covered California Consolidated and grew Bay Area IPA Medicare Advantage membership by 28% Top 5 insurer partnership yielded over 10k patients in 2 months 240k+ members added through M&A in 2 years M&A Significant near-term acquisition pipeline Inbound interest from additional provider groups M&A opportunities that span multiple major areas of growth Strong affiliations in MSO network Robust partnership pipeline Novel partnerships with anchor medical groups, hospitals, and payers of various sizes Moving more existing patients into full risk value-based care plans Move all populations to global risk Expansion of payer contracts in place Opportunities in underserved markets Identified priority markets for growth Built technology to scale operations Repeatable playbook for expansion Partnerships New Markets Examples ~15-25% YoY Growth ~30-45% YoY Growth Organic Growth in CA

Financials

75 127 174 2019 2020 2021 2022E Strong track record of revenue growth, with robust margins 32 17%($ in millions) Revenue 561 687 774 2019 2020 2021 2022E 23-25% CAGR ($ in millions) Adjusted EBITDA(1) 22-30% CAGR Margin % 18% 22.5%13% (1) See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA,” “2022 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. 1,055- 1,085 136- 166 14.1% * *midpoint based on Adjusted EBITDA and revenue guidance for 2022

ApolloMed is profitable with attractive and differentiated unit economics 33 1 2 ApolloMed’s scale and extensive experience in value-based care result in better per member per month (PMPM) payments vs industry standard 1 Our large network of primary care and specialty providers, as well as our focus on population health and our tech platform, results in lower medical claims PMPM vs peers 2 Our tech-enabled MSO(1) utilizes proprietary automation tools to reduce administrative costs, allowing us to scale profitably and enhance operating leverage 3 $ Per member per month (PMPM) paid to AMEH by insurers Medical claims expenses Gross margin OpEx from MSO(1,2) EBITDA Illustration of ApolloMed’s economics 10-15% LT EBITDA Margins 3 (1) Network Medical Management, ApolloMed’s MSO (Managed Services Organization) and wholly owned subsidiary, pays claims, reviews authorizations, and performs other administrative tasks on behalf of its managed and consolidated IPAs; (2) Exclusive of D&A (depreciation & amortization)

Conclusion 34 ApolloMed’s success and experience in value-based care position the company well to capture a growing $2T market across all membership populations With 25+ years of experience, our MSO has a proven track record of handling the challenges that prevent physicians from succeeding in value-based care Combining in-house engineering and value-based care experience, we have built a technology suite to support operational and clinical excellence Our model has produced improvements in clinical outcomes across a wide range of geographies and demographics, showing its scalability ApolloMed’s success in value-based care is validated by a robust financial profile, with both rapidly growing revenue and profitable margins Our management team brings operational, engineering, and clinical expertise to the table, positioning us for continued success in the health care of the future

Appendix

36www.apollomed.net $ in millions 2022 Guidance Range Total Revenue $1,055.0-$1,085.0 Net Income(1) $38.0-$57.0 EBITDA(1,2) $81.0-$111.0 Adjusted EBITDA(2) $136.0-$166.0 (1) Net income and EBITDA forecast includes the impact of APC’s investment in a payer partner that completed an initial public offering and became publicly traded on June 24, 2021. The net income and EBITDA guidance ranges assume the payer partner’s stock price of $1.93. (2) See “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward-Looking Statements” on slide 2. 2022 Guidance

2022 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA 37 (1) See “Use of Non-GAAP Financial Measures” slide for more information ($ in millions) Low High Net income $38 $57 Interest expense, net 4 4 Provision for income taxes 20 31 Depreciation and amortization 19 19 EBITDA (1) $81 $111 Provider bonus payments 16 16 Stock-based compensation 13 13 APC excluded assets costs 9 9 Net loss adjustment for recently acquired IPAs 17 17 Adjusted EBITDA (1) $136 $166

Reconciliation of Net Income to EBITDA and Adjusted EBITDA 38 Year ended December 31, ($ in millions) 2021 2020 2019 Net income $49.3 $122.3 $17.7 Interest expense 5.4 9.5 4.7 Interest income (1.6) (2.8) (2.0) Provision for income taxes 28.5 56.1 8.1 Depreciation and amortization 17.5 18.4 18.3 EBITDA(1) $99.1 $203.5 $46.8 Loss (income) from equity method investments 4.3 (3.7) 6.9 Other expense (income) 11.2 (1.1) (3.0) Unrealized loss on investments 12.1 - - Gain on sale of equity method investment - (99.8) - Provider bonus payments 7.2 6.5 12.1 Stock-based compensation 6.7 3.4 0.9 APC excluded assets costs 10.3 2.0 - Impairment of intangibles - - 2.0 Provision for doubtful accounts - - (1.4) Net loss adjustment for recently acquired IPAs 23.1 19.2 11.1 Adjusted EBITDA(1) $174.2 $129.9 $75.4 (1) See “Use of Non-GAAP Financial Measures” slide for more information

39www.apollomed.net (1) See “Use of Non-GAAP Financial Measures” slide for more information. (2) Other income includes gain on sale of equity securities. (3) The Adjusted EBITDA calculations for the three and six months ended June 30, 2022, also include stock-based compensation and APC excluded costs, which were not a part of the Adjusted EBITDA calculation for the comparable prior-year periods. ($ in millions) 2022 2021 2022 2021 Net income $ 10.6 $ 59.5 $ 22.7 $ 74.0 Interest expense 1.9 1.9 2.9 3.4 Interest income (0.4) (0.6) (0.5) (0.9) Provision for income taxes 6.0 24.9 12.2 31.7 Depreciation and amortization 4.4 4.2 8.7 8.4 EBITDA(1) $ 22.4 $ 90.0 $ 46.1 $ 116.6 (Income) loss from equity method investments $ (1.5) $ 3.1 $ (2.9) $ 3.8 Other (income) expense(2) (3.0) 15.9 (3.6) 14.6 Unrealized loss (gain) on investments 1.9 (83.8) 10.8 (83.8) Provider bonus payments 0.4 - 0.4 - Stock-based compensation 3.9 1.6 7.0 2.9 APC excluded assets costs 7.0 0.1 7.7 0.4 Net loss adjustment for recently acquired IPAs 5.9 5.5 9.7 8.7 Adjusted EBITDA (1,3) $ 36.9 $ 32.4 $ 75.1 $ 63.2 Three Months Ended June 30, Six Months Ended June 30, Reconciliation of Net Income to EBITDA and Adjusted EBITDA

www.apollomed.net 40 Three Months Ended June 30, Six Months Ended June 30, $ in millions 2022 2021 2022 2021 Revenue Capitation, net $ 227.6 $ 144.6 $ 449.7 $ 289.3 Risk pool settlements and incentives 18.8 16.2 36.9 34.2 Management fee income 10.0 8.1 20.5 16.7 Fee-for-service, net 11.7 4.6 22.8 7.7 Other income 1.6 2.1 3.1 3.8 Total revenue 269.7 175.6 533.0 351.7 Total operating expenses 254.3 154.7 491.4 308.9 Income from operations 15.4 20.9 41.6 42.8 Total other income (expense) 1.2 63.5 (6.7) 62.9 Net income 10.6 59.5 22.7 74.0 Net (loss) income attributable to noncontrolling interests (0.8) 46.9 (3.0) 48.2 Net income attributable to ApolloMed $ 11.4 $ 12.6 $ 25.7 $ 25.8 Earnings per share – diluted $ 0.25 $ 0.28 $ 0.56 $ 0.58 Summary of Selected Financial Results – 1Q & 1H 2022

www.apollomed.net 41 Six Months Ended June 30,2022 Year Ended December 31, 2021 Year Ended December 31, 2020 $ in millions ApolloMed Consolidated Excluded Assets ApolloMed Assets ApolloMed Consolidated Excluded Assets ApolloMed Assets ApolloMed Consolidated Exclude d Assets ApolloMed Assets Revenue Capitation, net $ 449.7 - 449.7 $ 593.2 - 593.2 $ 557.3 - 557.3 Risk pool settlements and incentives 36.9 - 36.9 111.6 - 111.6 77.4 - 77.4 Management fee income 20.5 - 20.5 36.0 - 36.0 34.9 - 34.9 Fee-for-service, net 22.8 - 22.8 26.6 - 26.6 12.7 - 12.7 Other income 3.1 - 3.1 6.5 - 6.5 5.0 - 5.0 Total revenue 533.0 - 533.0 773.9 - 773.9 687.3 - 687.3 Total operating expenses 491.3 1.6 489.7 675.7 2.6 673.1 606.7 2.1 604.6 Income (losses) from operations 41.7 (1.6) 43.3 98.2 (2.6) 100.8 80.6 (2.1) 82.7 Total other income (expense) (6.7) (8.5) 1.8 (20.3) (10.8) (9.5) 97.9 102.9 (5.0) Net income $ 22.8 (10.1) 32.9 $ 49.5 (13.4) 62.9 $ 122.4 100.8 21.6 Summary of Selected Financial Results – Breaking Out Excluded Assets

www.apollomed.net 42 Summary Balance Sheet – Breaking Out Excluded Assets $ in millions ApolloMed Consolidated Excluded Assets ApolloMed Assets ApolloMed Consolidated Excluded Assets ApolloMed Assets ApolloMed Consolidated Excluded Assets ApolloMed Assets Current assets Cas h and cas h equivalents $ 234.2 20.6 213.6 $ 233.1 62.5 170.6 $ 193.5 38.8 154.7 Inves tments in marketable s ecurities 39.5 37.8 1.7 53.4 49.1 4.3 67.7 66.5 1.2 Receivables , net 67.3 0.3 67.0 10.6 - 10.6 7.1 - 7.1 Receivables - related parties and loan receivable - related party 81.5 - 81.5 73.4 4.0 69.4 49.4 - 49.4 Other receivables , prepaid expens es and other current as s ets 25.9 - 25.9 28.2 0.9 27.3 21.0 - 21.0 Income taxes receivable 12.6 - 12.6 - - - - - - Total current as s ets 461.0 58.7 402.3 398.7 116.5 282.2 338.7 105.3 233.4 Non-current assets Land, property, and equipment, net 87.1 75.7 11.4 53.2 42.1 11.1 29.9 24.5 5.4 Goodwill and intangibles 330.0 - 330.0 335.8 - 335.8 326.1 - 326.1 Loan receivable and loan receivable - related parties , net of current portion 2.6 - 2.6 0.6 - 0.6 4.6 4.1 0.5 Inves tments in other entities and privately held entities 44.7 26.3 18.4 42.6 25.0 17.6 80.4 62.0 18.4 Other as s ets and right-of-us e as s ets 25.5 1.4 24.1 21.3 - 21.3 37.5 15.7 21.8 Total non-current as s ets 489.9 103.4 386.5 453.5 67.1 386.4 478.5 106.3 372.2 Total assets $ 950.9 162.1 788.8 $ 852.2 183.6 668.6 $ 817.2 211.6 605.6 J une 30, 2022 December 31, 2021 December 31, 2020

www.apollomed.net 43 Summary Balance Sheet – Breaking Out Excluded Assets (continued) $ in millions ApolloMed Consolidated Excluded Assets ApolloMed Assets ApolloMed Consolidated Excluded Assets ApolloMed Assets ApolloMed Consolidated Excluded Assets ApolloMed Assets Current liabilities Fiduciary payable, accounts payable and accrued liabilities $ 66.0 0.2 65.8 $ 54.5 0.3 54.2 $ 45.7 - 45.7 Medical liabilities 112.5 - 112.5 55.8 - 55.8 50.3 - 50.3 Income taxes payable - - - 0.7 - 0.7 4.2 - 4.2 Dividend payable 0.6 - 0.6 0.6 - 0.6 0.5 - 0.5 Finance and operating leas e liabilities 3.8 - 3.8 3.1 - 3.1 3.3 - 3.3 Current portion of long-term debt 2.4 1.5 0.9 0.8 0.5 0.3 10.9 0.2 10.7 Total current liabilities 185.3 1.7 183.6 115.5 0.8 114.7 114.9 0.2 114.7 Non-current liabilities Deferred tax liability 9.3 - 9.3 9.1 - 9.1 11.0 - 11.0 Finance and operating leas e liabilities , net of current portion 17.9 - 17.9 14.2 - 14.2 16.2 - 16.2 Other long-term liabilities 13.7 - 13.7 14.8 0.9 13.9 - - - Long-term debt, net of current portion and deferred financing cos ts 199.1 22.8 176.3 182.9 7.1 175.8 230.2 7.4 222.8 Total non-current liabilities 240.0 22.8 217.2 221.0 8.0 213.0 257.4 7.4 250.0 Total liabilities 425.3 24.5 400.8 336.5 8.8 327.7 372.3 7.6 364.7 Total mezzanine equity and stockholder's equity $ 525.6 137.6 388.0 $ 515.7 174.8 340.9 $ 444.9 204.0 240.9 J une 30, 2022 December 31, 2021 December 31, 2020

Use of Non-GAAP Financial Measures 44 This presentation contains the non-GAAP financial measures EBITDA and adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles (“GAAP”) is net (loss) income. These measures are not in accordance with, or an alternative to, GAAP, and may be different from other non-GAAP financial measures used by other companies. The Company uses adjusted EBITDA as a supplemental performance measure of the Company’s operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income from equity method investments, provider bonuses, stock-based compensation, APC excluded assets costs, impairment of intangibles, provision of doubtful accounts, and other income earned that is not related to the Company’s normal operations. Adjusted EBITDA also excludes non-recurring items, including the effect on EBITDA of certain recently acquired IPAs. The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation from, or as a substitute for, GAAP financial measures. To the extent this release contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes. The reconciliation between certain GAAP and non-GAAP measures is provided above.

For inquiries, please contact: ApolloMed Investor Relations (626) 943-6491 investors@apollomed.net Carolyne Sohn, The Equity Group (415) 568-2255 csohn@equityny.com